Commitment and Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitment and Contingent Liabilities

NOTE 8 – COMMITMENT AND CONTINGENT LIABILITIES

A.	Save Foods Ltd. is committed to pay royalties to the IIA on the proceeds from sales of products resulting from research and development projects in which the IIA participates by way of grants. In the first 3 years of sales the Company shall pay 3% of the sales of the product which was developed under IIA research and development projects. In the fourth, fifth and sixth years of sales, the Company shall pay 4% of such sales and from the seventh year onwards the Company shall pay 5% of up to 100% of the amount of grants received plus interest at LIBOR. Save Foods Ltd. was entitled to the grants only upon incurring research and development expenditures. There were no future performance obligations related to the grants received from the IIA. As of December 31, 2020, the contingent liabilities with respect to grants received from the IIA, subject to repayment under these royalty agreements on future sales is NIS 484,429 (US$ 150,678), not including interest.

B.	The Company and its subsidiary currently lease office space at Kibbutz Alonim under a short-term operating lease agreement ends at December 31, 2020 with an option to extend the agreement with additional year ended at December 31, 2021. During the years 2020 and 2019, the Company paid an annual rent of $14,967 and $10,605, respectively under the above agreement. The agreement was automatically renewed (option) until December 31, 2021.

In addition, the Company and Save Foods Ltd. entered into a short term lease agreement for the period ended at May 31, 2019, with a shareholder for the lease of an office and related services for a monthly fee of NIS 5,000 (approximately $1,400).

On May 1, 2019 the Company and Save Foods Ltd. entered into a lease agreement for its offices in Tel Aviv for the period ending December 31, 2020, for the lease of an office and management fees for a monthly fee of NIS 11,214 (approximately $3,450). On August 9, 2020, the Company and the lessor agreed that the Company would pay the lessor a one-time NIS10,000 ($3,100) and the agreement would be terminate as of August 13, 2020

On September 1, 2017, the Company entered into a lease agreement for office space in New York, hereinafter the New York Lease. The New York Lease will expire on September 30, 2020, unless terminated earlier by either party by providing 30 days prior written notice to the other party. The New York Lease rent amount, $7,200, was fully paid for through an issuance of 720,000 shares of our Common Stock on November 5, 2017.

C.	In July 2011, Save Foods, Ltd. filed with the Commissioner of Patent of the Israeli Patent Office (the “Commissioner”) a claim stating its opposition to a patent application made by Xeda International S.A, (“Xeda”), which would have restricted Save Foods Ltd’s operations.

In June 2018, the Commissioner accepted Save Foods Ltd’s claims against Xeda’s patent application and, accordingly, rejected Xeda’s application. The Commissioner awarded Save Foods Ltd. with expenses and legal fees in the aggregate amount of approximately NIS 165,000 (approximately $46,000)

In September 2018, Xeda filed an appeal with the District Court in Jerusalem (the “Court”), with respect to the Commissioner’s decision, and in January 2019, the Court dismissed Xeda’s appeal and awarded Save Foods Ltd. expenses and legal fees in the aggregate amount of approximately NIS 50,000 (approximately $13,000).

In February 2019, Xeda filed a request to appeal the Court’s decision with the Israeli Supreme Court. In May 2019, the Israeli Supreme Court rejected Xeda’s request to appeal and awarded Save Foods Ltd. expenses and legal fees in the aggregate amount of NIS 8,000.

D.	On September 22, 2020, the Company entered into a non-exclusive Commission Agreement with Earthbound Technologies, LLC (“EBT”) for a period of 12 months, according to which EBT shall introduce the Company to potential clients, pre-approved by the Company (“Introduced Parties”) and shall assist the Company in finalizing commercial agreements with the Introduced Parties. In consideration for its services, the Company agreed to pay EBT 12.5% of the net revenues generated from Introduced Parties (during the agreement period and within 18 months following the termination of the agreement) up to a total aggregated amount of $2,000,000, provided that the compensation shall not exceed 25% of the Company’s gross profit under the given commercial agreement signed with the Introduced Party. In addition, in the event that the aggregated net revenues generated from Introduces Parties exceeds $500,000, and subject to the approval of the Board, the Company shall issue to EBT 7,143 options to purchase 7,143 shares of Common Stock at an exercise price of $8.4 per share. In the event that certain additional events detailed in the agreement occur, the Company will also issue to EBT, subject to the approval of the Board, an additional 7,143 options to purchase 7,143 shares of Common Stock at an exercise price of $8.4 per share.

E.	On September 22, 2020, the Company entered into a Distribution Agreement (the “Distribution Agreement”), with Safe-Pack Products Ltd (“Safe-Pack”) according to which the Company granted Safe-Pack an exclusive right to resell, distribute, advertise, and market Company’s products related to the citrus industry in Israel and other territories, as well as additional products as shall be mutually agreed upon in the future. In addition, the Company agreed to grant Safe-Pack a right of first refusal to be designated as an exclusive distributor of the Company in certain agreed upon territory for additional products of the Company as they relate to the field of post-harvest. In consideration for the above rights granted to Safe-Pack, Safe-Pack will submit to the Company purchase orders of its products at a price specified in the Distribution Agreement. Commencing upon the second calendar year of the agreement, Safe-Pack is required to meet a minimum purchase quota, as shall be mutually agreed upon between the parties. In the event that the parties fail to agree on a quota, the quota shall be equal to last year quota plus 3%.